                                                                  EXHIBIT (e)(8)

                                                     IN-FORCE CHANGE APPLICATION
                                                                NEW YORK VERSION

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, NEW YORK, NY

Member of American International Group, Inc.

P.O. Box 4373 .Houston, TX 77210-4373

Some transactions may not be available for all policies. Contact your service center or agent for further details. In this application, "Company" refers to the insurance company whose name is shown above. The insurance company shown above is solely responsible for the obligation and payment of benefits under any policy it may issue.

USE PERMANENT INK WHEN COMPLETING THIS FORM. BE SURE TO ANSWER ALL QUESTIONS THAT PERTAIN TO YOUR REQUEST. PROVIDE DETAILS FOR ANY QUESTIONS ANSWERED "YES". PERSONALLY SIGN AND DATE. IF A SEPARATE PAGE IS NEEDED TO COMPLETE THE ANSWERS, ATTACH TO THIS FORM AND SIGN AND DATE THE SEPARATE PAGE(S). CAREFULLY READ THE ATTACHED NOTICE OF INFORMATION PRACTICES AND KEEP WITH YOUR POLICY.

CURRENT POLICY NUMBER ______________________ INSURED NAME ______________________
REQUESTED CHANGE: [_] Reinstatement
                  [_] Application for Reduction of Premium Rate/Reversion
                  [_] Increase Specified Amount:
                      Base Coverage: ________________________ Supplemental Coverage (if applicable)________________
                  [_] Addition or Increase of Rider &/or Benefit
                            [_] Waiver of Premium
INSTRUCTIONS:               [_] Waiver of monthly deduction
FOR THESE CHANGES,          [_] Waiver of monthly guarantee premium
PLEASE COMPLETE THE         [_] Payor Death
ENTIRE APPLICATION, SIGN    [_] Payor Disability
AND DATE PAGE 6.            [_] Accidental Death Benefit: Amount ______________________
                            [_] Other Insured Rider: Amount ___________________________
                            [_] Guaranteed Insurability Option Rider
                            [_] Child Rider: Amount ___________________________________
                                (COMPLETE ALL INFO FOR THE PRIMARY INSURED & EACH CHILD)
                            [_] Spouse Rider: Amount ______________________ Plan: _________________________________
                                (COMPLETE ALL INFO FOR THE PRIMARY INSURED & SPOUSE)
                            [_] Term Rider: Amount ________________________ Plan: _________________________________
                                Insured ___________________________________________________________________________
                            [_] Other Rider: Amount ________________________ Explain type: ________________________
                    [_] Smoker/Tobacco/Nicotine Change: ___________________________________________________________

INSTRUCTIONS: FOR THE CHANGES LISTED BELOW, COMPLETE SECTION I, SIGN AND DATE
PAGE 6. IF A FACE INCREASE OR BENEFIT/RIDER ADDITION IS REQUESTED, COMPLETE THE
ENTIRE APPLICATION, SIGN AND DATE PAGE 6.

[_] Exercise Guaranteed Insurability Option(GIO)      [_] Term Conversion
    GIO amount: ___________________________________         CONVERSION AMOUNT
    Option Date:___________________________________         Base coverage: ________________________________________
    Dividend Option: ______________________________         Supplemental Coverage: ________________________________
                                                      Effective date:______________________________________________
Benefits: If the insured is totally disabled, the
insured is not eligible for Waiver of Premium.        New Plan: ___________________________________________________

Is insured totally disabled? [_] Yes [_] No           Dividend Option: _____________________________(IF APPLICABLE)
[_] Waiver of Premium/Monthly Deduction               Benefits: If the insured is totally disabled, the insured is
[_] Accidental Death Benefit                          not eligible for Waiver of Premium.
[_] Guaranteed Insurability Option                    Is insured totally disabled? [_] Yes [_] No
[_] Other__________________________________________   [_] Waiver of Premium/Monthly Deduction
                                                      [_] Accidental Death Benefit
Automatic Premium Loan desired (if available)         [_] Guaranteed Insurability Option
[_] Yes [_] No                                        [_] Other ___________________________________________________
NOTE: UNDERWRITING CLASS CHANGES ARE NOT AVAILABLE    Nonforfeiture Process: ___ETI or ___RPU .
ON A GIO TRANSACTION.                                  Automatic Premium Loan (if available) [_] Yes [_] No

                                                      Death Benefit Option: [_] Level [_] Increasing
                                                            [_] Level Plus Return of Premium

                                                      After the conversion, will there be any remaining coverage on the existing policy? [_] Yes [_] No
                                                      Amount remaining after conversion: __________________________

           NEW POLICY # ____________________________(OFFICE USE ONLY)

AGLC 100386-33
                                  Page 1 of 7

SECTION I - GENERAL INFORMATION:

A. PRIMARY INSURED

Name _________________________________________Social Security # ____________________                Sex [_] M [_] F

Birthplace (state, country) __________________ Date of Birth _______________________ Age __________________________

Tobacco Use: Have you ever used any form of tobacco or nicotine products? [_] Yes [_] No

   If yes, date of last use ________________________________

   If yes, TYPE and QUANTITY of tobacco or nicotine products used__________________________________________________

U.S. citizen [_] Yes [_] No If no, date of entry _______________________ Visa Type ________________________________

Address __________________________________________ City, State__________________________ Zip_______________________

Home Phone ________________________________________ Work Phone ____________________________________________________

Email address _____________________________________________________________________________________________________

Employer __________________________________________Occupation _____________________________________________________

Length of Employment _____________________________________ Duties__________________________________________________

Personal Income $ ____________________ Household Income $ ____________________ Net Worth $ ________________________

B. OWNER INFORMATION
   [_] Primary Insured [_] Other Insured [_] Trust [_] Someone other than an insured or trust

Complete if other than the primary insured is owner (IF CONTINGENT OWNER IS REQUIRED, USE SPECIAL REMARKS SECTION.)

Name ________________________________________________ Tax ID # ______________________________       Sex [_] M [_] F

[_] CHECK HERE IF NEW ADDRESS

Address __________________________________________ City, State__________________________ Zip ______________________

Home Phone ________________________________________ Work Phone ____________________________________________________

Complete if owner is a trust:

   Exact Name of Trust __________________________________________________ Trust Tax ID # __________________________

   Current Trustee(s)____________________________________________________ Date of Trust ___________________________

C. OTHER INSURED(S): PLEASE ADD INFORMATION FOR ALL ADDITIONAL INSUREDS.

Name _____________________________________________ Social Security # ________________________       Sex [_] M [_] F

Birthplace (state, country) ________________________________ Date of Birth __________________________ Age _________

Tobacco Use: Have you ever used any form of tobacco or nicotine products?                            [_] Yes [_] No

   If yes, date of last use ________________________________

   If yes, TYPE AND QUANTITY of tobacco or nicotine products used__________________________________________________

U.S.citizen [_] Yes [_] No If no, date of entry _________________________ Visa Type _______________________________

Address __________________________________________ City, State__________________________ Zip_______________________

Home Phone ________________________________________  Work Phone ___________________________________________________

Email address _____________________________________________________________________________________________________

Employer _______________________________________________ Occupation _______________________________________________

Length of Employment ________________________ Duties_______________________________________________________________

Personal Income $ ____________________ Household Income $ ____________________ Net Worth $ ________________________

D. CHILD INFORMATION (COMPLETE INFORMATION FOR ALL CHILDREN THAT ARE BEING CONSIDERED FOR RIDER COVERAGE.)

          Child Name                        Sex         Birthplace (state, country)     Date of Birth
_____________________________________    [_] M [_] F   ____________________________  ____________________
_____________________________________    [_] M [_] F   ____________________________  ____________________
_____________________________________    [_] M [_] F   ____________________________  ____________________

E. BILLING

Frequency:[_] Annual [_] Semi Annual [_] Quarterly  [_] Monthly [_] Other

Method:[_] Direct [_] List bill [_] Automatic bank draft [_] Other

Payment Enclosed: [_] Yes [_] No Amount ____________ Check # ________ Effective date (if applicable): _____________

AGLC 100386-33
                                                Page 2 of 7

F. BENEFICIARY
Primary:

Name ________________________________________________ Relationship ______________________ Share __________%

Name ________________________________________________ Relationship ______________________ Share __________%
Contingent:

Name ________________________________________________ Relationship ______________________ Share __________%

Name ________________________________________________ Relationship ______________________ Share __________%
Trust Information:
     Exact Name of Trust
                         __________________________________________________ Trust Tax ID # _______________

     Current Trustee(s)____________________________________________________ Date of Trust ________________

Riders: Spouse __________________________________________________ Relationship ___________________________

        Child ___________________________________________________ Relationship ___________________________

----------------------------------------------------------------------------------------------------------
SECTION II:
A.BACKGROUND INFORMATION
Complete questions 1 through 6 for all proposed insureds who are applying for base coverage or rider coverage. If yes answer applies to ANY insured provide details specified after each question.
1.   Do ANY proposed insureds intend to travel or reside outside of the United States or Canada within the next two years? (IF YES, LIST INSURED'S NAME, COUNTRY, DATE, LENGTH OF STAY AND
     PURPOSE.)                                                                              [_] yes [_] no

     _____________________________________________________________________________________________________
2.   In the past five years, have ANY proposed insureds participated in, or do they intend to participate in: any flights as a trainee, pilot or crew member, scuba diving, skydiving or parachuting, ultralight aviation, auto racing, cave exploration, hang gliding, boat racing, mountaineering,
     extreme sports or other hazardous activities?                                          [_] yes [_] no
     (IF YES, CIRCLE THE APPLICABLE ACTIVITIES AND COMPLETE THE AVIATION AND/OR AVOCATION QUESTIONNAIRE.)

3.   Have ANY proposed insureds:
     a.   During the past 90 days submitted an application for life insurance to any other company or
          begun the process of filling out an application?                                  [_] yes [_] no
         (IF YES, LIST INSURED'S NAME, COMPANY NAME, AMOUNT APPLIED FOR, PURPOSE OF INSURANCE, AND IF APP
         WILL BE PLACED.)

     _____________________________________________________________________________________________________
     b.   Ever  had a life or  disability  insurance  application  modified,  rated,  declined,  postponed, withdrawn,  canceled or refused for renewal?  (IF YES, LIST INSURED'S NAME, DATE AND REASON.) [_]
          yes [_] no

     _____________________________________________________________________________________________________
4.   Have ANY proposed insureds ever filed for bankruptcy?                                  [_] yes [_] no
     (IF YES, LIST INSURED'S NAME, CHAPTER FILED, DATE, REASON AND IF DISCHARGED.)

     _____________________________________________________________________________________________________
5.   In the past five years, have ANY proposed insureds been charged with or convicted of driving under the influence of alcohol or drugs or had any driving violations? (IF YES, LIST INSURED'S NAME, DATE,
     STATE, LICENSE NO. AND SPECIFIC VIOLATION.)                                            [_] yes [_] no

     _____________________________________________________________________________________________________
6.   Have ANY proposed insureds ever been convicted of, or pled guilty or no contest to a felony, or do they have any such charge pending against them? (IF YES, LIST PROPOSED INSURED NAME, DATE, STATE, AND
     FELONY.)                                                                               [_] yes [_] no

     _____________________________________________________________________________________________________
__________________________________________________________________________________________________________
B.MEDICAL HISTORY
1.   Physician Information
Name, address, and telephone number of each insured's personal physician(s). (WRITE NONE IF INSURED(S) DO
NOT HAVE ONE.)

Primary Insured __________________________________________________________________________________________

Other Insured __________________________________________ Child(ren) ______________________________________

Name of insured, date, reason, findings and treatment at last visit. _____________________________________

__________________________________________________________________________________________________________

AGLC 100386-33
                                   Page 3 of 7

2. HEIGHT AND WEIGHT

Primary Insured ______ft. ______in. ______lbs.               Other Insured ______ft. ______ in. ______lbs.

Child Name  __________________________________  ___ft. ___in. _____lbs. If less than 1 yr. old, weight at birth ________________
Child Name  __________________________________  ___ft. ___in. _____lbs. If less than 1 yr. old, weight at birth ________________
Child Name  __________________________________  ___ft. ___in. _____lbs. If less than 1 yr. old, weight at birth ________________
Has any insured had any weight change in excess of 10 lbs. in the past year? [_] yes [_] no (IF YES, EXPLAIN.)

________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
C. FAMILY HISTORY
PRIMARY INSURED                            Age if Living              Age at Death                    Cause of Death
     Father                          _________________________   ______________________   ______________________________________
     Mother                          _________________________   ______________________   ______________________________________
OTHER INSURED
     Father                          _________________________   ______________________   ______________________________________
     Mother                          _________________________   ______________________   ______________________________________
________________________________________________________________________________________________________________________________
D.PERSONAL MEDICAL HISTORY

Complete questions "1" through "7" for all proposed insureds who are applying for base coverage or rider coverage. If yes answer applies to ANY insured provide details such as: INSURED'S NAME, DATE OF FIRST DIAGNOSIS, NAME AND ADDRESS OF DOCTOR, TESTS
PERFORMED, TEST RESULTS, MEDICATION(S) OR RECOMMENDED TREATMENT in the area provided.

1.   Has ANY proposed insured ever been diagnosed as having, been treated for, or consulted a licensed health care provider for:

     a.   Heart disease, heart attack, chest pain irregular heartbeat, heart murmur, high cholesterol, high blood pressure or
          other disorder of the heart?                                                                            [_] yes [_] no
     b.   A blood clot, aneurysm, stroke, or other disease, disorder or blockage of the arteries or veins?        [_] yes [_] no
     c.   Cancer, tumors, masses, cysts or other such abnormalities?                                              [_] yes [_] no
     d.   Diabetes, a disorder of the thyroid or other glands or a disorder of the immune system, blood or lymphatic system?
                                                                                                                  [_] yes [_] no
     e.   Colitis, hepatitis or a disorder of the esophagus, stomach, liver, pancreas, gall bladder or intestine? [_] yes [_] no
     f.   A disorder of the kidneys, bladder, prostate or reproductive organs or sugar or protein in the urine?   [_] yes [_] no
     g.   Asthma, bronchitis, emphysema, sleep apnea or other breathing or lung disorder?                         [_] yes [_] no
     h.   Seizures, a disorder of the brain or spinal cord or other nervous system abnormality, including a mental or nervous
          disorder?                                                                                               [_] yes [_] no
     i.   Arthritis, muscle disorders, connective tissue disease or other bone or joint disorders?                [_] yes [_] no
(IF ANY QUESTION ABOVE IS ANSWERED YES, EXPLAIN.)
NAME OF INSURED                      DETAILS

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

2.   Is ANY proposed insured currently taking any medication, treatment or therapy or under medical observation? (IF YES,
     EXPLAIN.)                                                                                                    [_] yes [_] no
NAME OF INSURED                      DETAILS

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

3.   Has ANY proposed insured in the past three years had but not sought treatment for:
     a.   Fainting spells, nervous disorder, headaches, convulsions or paralysis?                                 [_] yes [_] no
     b.   Any pain or discomfort in the chest or shortness of breath?                                             [_] yes [_] no
     c.   Disorders of the stomach, intestines or rectum, or blood in the urine?                                  [_] yes [_] no
(IF ANY QUESTION ABOVE IS ANSWERED YES, EXPLAIN.)

 NAME OF INSURED                              DETAILS

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

AGLC 100386-33
                                   Page 4 of 7

4.   Has ANY proposed insured ever:
     a.   sought or received advice, counseling or treatment by a medical professional for the use of alcohol or drugs, including prescription
          drugs?                                                                 [_]yes   [_]no
     b.   Used cocaine, marijuana, heroin, controlled substances or any other
          drug, except as legally prescribed by a physician?                     [_]yes   [_]no
(IF YES ANSWERED TO 4A OR 4B, COMPLETE DRUG/ALCOHOL QUESTIONNAIRE.)

5.   Has ANY proposed insured ever been diagnosed or treated by any member of the medical profession for AIDS Related Complex (ARC) or Acquired Immune
     Deficiency Syndrome (AIDS)? (IF YES, EXPLAIN.)                              [_]yes   [_]no

NAME OF INSURED                         DETAILS

_______________________________________________________________________________________________

_______________________________________________________________________________________________

6.   In the past 10 years, has ANY proposed insured:
     a.   Been hospitalized, consulted a health care provider or had any
          illness, injury, or surgery?                                           [_]yes   [_]no
     b.   Had any laboratory tests, treatments or diagnostic procedures,
          including x-rays, scans or EKGs?                                       [_]yes   [_]no
     c.   Been advised to have any diagnostic test, hospitalization or
          treatment that was not completed?                                      [_]yes   [_]no
     d.   Received or claimed disability or hospital indemnity benefits or a
          pension for any injury, sickness, disability or impaired condition?    [_]yes   [_]no
(IF ANY QUESTION ABOVE IS ANSWERED YES, EXPLAIN.)

NAME OF INSURED                         DETAILS

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

7.   Does ANY proposed insured have any symptoms or knowledge of any other
     condition that is not disclosed above? (IF YES, EXPLAIN.)                   [_]yes   [_]no

NAME OF INSURED                         DETAILS

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

E. SPECIAL REMARKS

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

AGLC 100386-33

AUTHORIZATION AND SIGNATURES

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, NEW YORK, NY

In this application, "Company" refers to the insurance company whose name is shown above.

AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION AND DECLARATION

I give my consent to all of the entities listed below to give to the Company, its legal representative, American General Life Companies (AGLC) (an affiliated service company), and affiliated insurers all information they have pertaining to: medical consultations, treatments or surgeries; hospital confinements for any physical and mental conditions; use of drugs or alcohol; or any other information for me, my spouse, or my minor children. Other information could include items such as: personal finances; habits; hazardous avocations; motor vehicle records from the Department of Motor Vehicles; court records; or foreign travel, etc. I give my consent for the information outlined above to be provided by: any physician or medical practitioner; any hospital, clinic or other health care facility; any insurance or reinsurance company; any consumer reporting agency or insurance support organization; my employer; or the Medical Information Bureau (MIB).

I understand the information obtained will be used by the Company to determine:
(1) eligibility for insurance; and (2) eligibility for benefits under or changes to an existing policy. Any information gathered during the evaluation of my application may be disclosed to: reinsurers; the MIB; other persons or organizations performing business or legal services in connection with my application or claim; me; any physician designated by me; or any person or entity required to receive such information by law or as I may consent.

I, as well as any person authorized to act on my behalf, may, upon written request, obtain a copy of this consent. I understand this consent may be revoked at any time by sending a written request to the Company, Attn: Underwriting Department at P.O. Box 1931, Houston, TX 77251-1931.

This consent will be valid for 24 months from the date of this application. I agree that a copy of this consent will be valid as the original. I authorize AGLC or affiliated insurers to obtain an investigative consumer report on me. I understand that I may: request to be interviewed for the report; and receive, upon written request, a copy of such report. [_] Check if you wish to be interviewed.

I have read the above statements or they have been read to me. They are true and complete to the best of my knowledge and belief. I understand that this application shall be the basis for: (1) any policy issued; or (2) changes to the existing policy as requested on this application. I understand that any misrepresentation contained in this application and related forms and relied on by the Company may be used to reduce or deny a claim or void the policy, if it is within its contestable period and if such misrepresentation materially affects the acceptance of the risk. I understand and agree that no insurance will be in effect under this application, or under any new policy issued by the Company, unless or until: the policy has been delivered and accepted; the first full modal premium for the issued policy has been paid; and there has been no change in the health of any proposed insured that would change the answers to any questions in the application.

I understand and agree that no agent is authorized to: accept risks or pass upon insurability; make or modify contracts; or waive any of the Company's rights or requirements.

I have received a copy of the Notice of Information Practices .

UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS APPLICATION IS MY CORRECT SOCIAL SECURITY OR TAX ID NUMBER; AND (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE; AND (3) THAT I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN). THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE MY CONSENT TO ANY PROVISIONS OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING. YOU MUST CROSS OUT ITEM (2) IF YOU ARE SUBJECT TO BACKUP WITHHOLDING AND CROSS OUT ITEM (3) IF YOU ARE NOT A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

If this is a full term conversion, please note:

I HEREBY ABSOLUTELY ASSIGN AND TRANSFER TO THE COMPANY IDENTIFIED IN THIS APPLICATION ALL OF MY RIGHTS, TITLE AND INTEREST OF EVERY KIND IN AND TO THE CURRENT POLICY INCLUDING, BUT NOT LIMITED TO THE RIGHT TO SURRENDER, ASSIGN, TRANSFER OR CHANGE THE BENEFICIARY.

SPECIAL CIRCUMSTANCES- Corporate Ownership: The signature of one officer followed by the officer's title is required. The request must be submitted on:
(1) corporate letterhead; or (2) paper with the corporate seal signed by that officer. Partnership: Provide the full name of the partnership followed by the signatures of all partner(s), other than the Insured. Trust: If the contract is owned by or assigned to a Trustee, Trustee(s) signature are required as instructed by the trust agreement. Validation of Trustee(s) signature may be required.

__________________________________________________   ___________________________________________________
SIGNED AT (City and State)                           DATE


--------------------------------------------------------------------------------------------------------
SIGNATURE OF PRIMARY INSURED (if under age 15, signature of parent or guardian)


--------------------------------------------------------------------------------------------------------
SIGNATURE OF OTHER INSURED (if under age 15, signature of parent or guardian)


--------------------------------------------------   ---------------------------------------------------
SIGNATURE OF OWNER (if other than insured)           SIGNATURE OF OFFICER AND TITLE (if corporate owned)


--------------------------------------------------   --------------------------------------    _________
SIGNATURE OF TRUSTEE (if owned by a trust)           AGENT SIGNATURE                           DATE

__________________________________________________   ___________________________________________________
AGENT NAME (Printed)                                 STATE LICENSE #

__________________________________________________   ___________________________________________________
PERCENTAGE OF COMMISSIONS                            AGENT TELEPHONE #

AGLC 100386-33

NOTICE OF INFORMATION PRACTICES

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, NEW YORK, NY

In this application "Company" refers to the insurance company whose name is shown above. This notice is provided on behalf of that company and American General Life Companies (AGLC), (a company providing services to affiliated life insurance companies that are members of American International Group Inc.)

FAIR CREDIT REPORTING ACT

Pursuant to the Federal Fair Credit Reporting Act, as amended (15 U.S.C. 1681d), notice is hereby given that, as a component of our underwriting process relating to your application for life insurance, the Company may request an investigative consumer report that may include information about your character, general reputation, personal characteristics and mode of living. This information may be obtained through personal interviews with your neighbors, friends, associates and others with whom you are acquainted or who may have knowledge concerning any such items of information. You have a right to request in writing, within a reasonable period of time after receiving this notice, a complete and accurate disclosure of the nature and scope of the investigation the Company requests. You should direct this written request to the Company at:
P. O. Box 1931
Houston, TX 77251-1931

Upon receipt of such a request, the Company will respond by mail within five business days.

MEDICAL INFORMATION BUREAU

The designated insurer or its reinsurers may make a brief report regarding your insurability to the Medical Information Bureau (MIB), a nonprofit membership organization of life insurance companies that operates an information exchange on behalf of its members. If you apply to another MIB-member company for life or health insurance or a claim for benefits is submitted to such a company, the MIB will supply such company with the information they have about you. At your request, the MIB will disclose any information it has in your file. If you question the accuracy of information in the MIB's file, you may seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address and phone number of the MIB's information office are:
P. O. Box 105
Essex Station
Boston, Massachusetts 02112
617/426-3660

The designated insurer, or its reinsurers, may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

INSURANCE INFORMATION PRACTICES

To issue an insurance policy, we need to obtain information about you. Some of that information will come from you, and some will come from other sources. This information may in certain circumstances be disclosed to third parties without your specific authorization, as permitted or required by law. You have the right to access and correct this information, except information that relates to a claim or a civil or criminal proceeding. Upon your written request, the Company will provide you with a more detailed written notice explaining the types of information that may be collected, the types of sources and investigative techniques that may be used, the types of disclosures that may be made and the circumstances under which they may be made without your authorization, a description of your rights to access and correct information and the role of insurance support organizations with regard to your information. If you desire additional information on insurance information practices, you should direct your requests to the Company at:
P. O. Box 1931
Houston, TX 77251-1931

TELEPHONE INTERVIEW INFORMATION

To help process your application as soon as possible, the Company may have one of its representatives call you by telephone, at your convenience, and obtain additional underwriting information.

                    * PLEASE READ AND KEEP WITH YOUR POLICY*

AGLC 100386-33N